Exhibit 99.1

SB Financial Group Announces Fourth Quarter Results and Record Full Year 2021 earnings

DEFIANCE, OH, January 27, 2022 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the fourth quarter and twelve months ended December 31, 2021.

Fourth quarter 2021 highlights for the fourth quarter include:

●	Net income of $3.3 million; diluted earnings per share (“EPS”) of $0.49 or a 31.0 percent decrease year over year

●	Adjusted net income, excluding the positive impact of the Originated Mortgage Servicing Rights (“OMSR”) recovery of $581,000 was $2.9 million, with EPS of $0.42

●	Mortgage origination volume of $126.7 million, reflects a decrease of $42.3 million, or 25.0 percent

Full year 2021 highlights over the prior year include:

●	Net income of $18.3 million, which is the highest in history for the Company, with EPS of $2.56 or a 30.6 percent increase

●	Loans increased $18.5 million, or 2.3 percent year over year excluding the impact of Paycheck Protection Program (“PPP”) loan balances in 2020 and 2021 of $2.0 and $70.6 million, respectively

●	Deposits increased by $64.0 million, or 6.1 percent to $1.11 billion

●	Mortgage origination volume of $600.0 million, was a decline of $94.2 million or 13.6 percent with the mortgage servicing portfolio increasing by $63.3 million to $1.36 billion, or 4.9 percent

●	Provision expense of $1.1 million declined 76.7 percent from the year ago period, with net recoveries of $181,000 in 2021, compared to net charge offs of $681,000 in 2020

Highlights	Three Months Ended			Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 2021	Dec. 2020	% Change	Dec. 2021	Dec. 2020	% Change
Operating revenue	$15,667	$18,153	-13.7%	$68,581	$66,026	3.9%
Interest income	10,003	10,589	-5.5%	41,904	42,635	-1.7%
Interest expense	925	1,338	-30.9%	4,020	6,705	-40.0%
Net interest income	9,078	9,251	-1.9%	37,884	35,930	5.4%
Provision for loan losses	-	800	-100.0%	1,050	4,500	-76.7%
Noninterest income	6,589	8,902	-26.0%	30,697	30,096	2.0%
Noninterest expense	11,567	10,684	8.3%	44,808	43,087	4.0%
Net income	3,332	5,358	-37.8%	18,277	14,944	22.3%
Earnings per diluted share	0.49	0.71	-31.0%	2.56	1.96	30.6%
Return on average assets	0.99%	1.73%	-42.8%	1.38%	1.29%	7.0%
Return on average equity	9.21%	15.05%	-38.8%	12.67%	10.74%	18.0%

Non-GAAP Measures
Adjusted net income	$2,873	$5,841	-50.8%	$15,563	$18,757	-17.0%
Adjusted diluted EPS	0.42	0.77	-45.5%	2.18	2.44	-10.7%
Adjusted return on average assets	0.86%	1.89%	-54.5%	1.18%	1.62%	-27.2%
Adjusted pre-tax, pre-provision income	3,518	8,080	-56.5%	20,331	27,765	-26.8%

“The fourth quarter completed the highest earnings performance for our Company in our history” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “We have completed nearly all of the PPP forgiveness and we are looking forward to a return to a bit more normal operating environment with the onset of the new year. Our team made meaningful progress this year in the face of a fairly challenging environment.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 13.7 percent from the fourth quarter of 2020, and down 6.0 percent from the linked quarter.

●	Net interest income was down from the year-ago quarter by 1.9 percent, and down 9.4 percent from the linked quarter as the impact of PPP forgiveness declined.

●	Net interest margin on a fully taxable equivalent basis (FTE) was down from the year-ago and linked quarter by 32 basis points, as cash balances continued to be higher than normal, and PPP balances were down to $2.0 million.

●	Noninterest income was down 26 percent from the year ago quarter as mortgage volume and gain on sale yields trended lower.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2021 were $126.6 million, down $42.4 million, or 25.1 percent, from the year-ago quarter. Total sales of originated loans were $110.5 million, down $32.6 million, or 22.8 percent, from the year-ago quarter. For the twelve months of 2021, SB Financial had total volume of $600.0 million, of which $305.3 million (51 percent) was new purchase/construction lending, $152.2 million (25 percent) was external refinance, and the remaining $142.4 million (24 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $3.8 million for the fourth quarter of 2021, compared to $6.2 million for the year-ago quarter. The mortgage servicing valuation adjustment for the fourth quarter of 2021 was a positive $581,000, compared to a negative adjustment of $611,000 for the fourth quarter of 2020. For the twelve months of 2021, the recapture of servicing rights was $3.4 million compared to impairment of $3.6 million for the prior year twelve months. The aggregate servicing valuation impairment ended the quarter at $1.5 million. The servicing portfolio at December 31, 2021, was $1.36 billion, up $63.3 million, or 4.9 percent, from $1.30 billion at December 31, 2020.

Mr. Klein noted, “Mortgage originations of $127 million reflected the normal cyclical nature of the business line and also reflected the decline in refinance volume, which was down 20 percent from the linked quarter. We recaptured nearly $600,000 on our service rights impairment in the quarter, and as rates rise into 2022, potentially, the remaining $1.5 million would add to net income. We ended the year with strong origination teams in all of our markets, with the commitment to add originators across our footprint to achieve our volume targets.”

Mortgage Banking
($ in thousands)	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020
Mortgage originations	$126,611	$152,623	$164,883	$155,836	$168,997
Mortgage sales	110,543	123,083	119,064	136,708	143,151
Mortgage servicing portfolio	1,362,962	1,341,439	1,323,804	1,304,097	1,299,698
Mortgage servicing rights	12,034	11,194	10,678	10,490	7,759

Mortgage servicing revenue
Loan servicing fees	850	850	830	859	857
OMSR amortization	(807)	(943)	(948)	(1,187)	(1,283)
Net administrative fees	43	(93)	(118)	(328)	(426)
OMSR valuation adjustment	581	248	(99)	2,706	(611)
Net loan servicing fees	624	155	(217)	2,378	(1,037)
Gain on sale of mortgages	3,194	3,947	4,255	5,859	7,197
Mortgage banking revenue, net	$3,818	$4,102	$4,038	$8,237	$6,160

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down 26 percent from the prior year. The gain on sale mortgage loan yields were down 214 basis points from the prior year with the total dollars of sales down $32.7 million. Wealth management revenue was up over 14 percent from the prior year due to higher retention levels and growth in the equity sector. SB Financial’s Title Agency provided revenue in the quarter of $528,000. For the twelve months, noninterest income of $30.7 million was up $600,000 or 2.0 percent year over year. Fee income as a percent of total revenue finished 2021 at 44.8 percent.

For the fourth quarter of 2021, noninterest expense of $11.6 million was up 8.3 percent from the prior year. For the twelve months of 2021, noninterest expense of $44.8 million was up $1.7 million or 4.0 percent compared to the prior year. This increase, in part, reflects our ongoing investment in technology and enhanced customer solutions.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020
Noninterest Income (NII)	$6,589	$6,649	$6,537	$10,922	$8,902
NII / Total Revenue	42.1%	39.9%	41.7%	53.2%	49.0%
NII / Average Assets	2.0%	2.0%	2.0%	3.4%	2.9%
Total Revenue Growth	-13.7%	-15.3%	-10.3%	91.9%	24.7%

Noninterest Expense (NIE)	$11,567	$11,256	$11,076	$10,909	$10,684
Efficiency Ratio	73.7%	67.4%	70.5%	53.0%	58.8%
NIE / Average Assets	3.5%	3.4%	3.3%	3.4%	3.5%
Net Noninterest Expense/Avg. Assets	-1.5%	-1.4%	-1.4%	0.0%	-0.6%
Total Expense Growth	8.3%	-0.7%	-5.0%	16.0%	5.0%
Operating Leverage	-1.7	-21.5	-2.1	5.7	4.9

Balance Sheet

Total assets as of December 31, 2021, were $1.33 billion, up $73.0 million, or 5.8 percent, year over year due to higher liquidity levels. Total shareholders’ equity as of December 31, 2021, was $144.9 million, up 1.4 percent year over year, and represented 10.9 percent of total assets.

Total loans held for investment were $822.7 million at December 31, 2021, down $50.0 million, or 5.7 percent, from December 31, 2020. Excluding PPP activity from both years, loan balances were up $18.5 million, or 2.3 percent.

The investment portfolio of $268.6 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 20.2 percent of assets at December 31, 2021, and was up 87.4 percent year over year. Deposit balances of $1.11 billion at December 31, 2021, increased by $64.0 million, or 6.1 percent, since December 31, 2020. Growth from the prior year included $14.1 million in checking and $49.9 million in savings and time deposit balances.

Mr. Klein continued, “Our lenders are pleased to get the PPP process in the rear view mirror and get back out to connect with clients and drive organic growth. Pipelines are generally strong and we expect to add lenders in key urban markets to drive growth in 2022. Subsequent to year end, we have an agreement in principle to sell the largest OREO property in our portfolio, which will reduce NPA’s to nearly 35 basis points when closed. Our coverage of non-performing loans ended the year at 315 percent, nearly double the coverage from the prior year.”

Loan Balances
($ in thousands, except ratios)	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Annual Growth
Commercial	$122,373	$138,085	$149,998	$179,157	$203,256	$(80,883)
% of Total	14.9%	16.3%	17.6%	21.1%	23.3%	-39.8%
Commercial RE	381,387	387,858	389,287	385,403	370,984	10,403
% of Total	46.4%	45.8%	45.8%	45.4%	42.5%	2.8%
Agriculture	57,473	57,374	50,895	48,405	55,251	2,222
% of Total	7.0%	6.8%	6.0%	5.7%	6.3%	4.0%
Residential RE	206,324	207,571	203,294	176,998	182,076	24,248
% of Total	25.1%	24.5%	23.9%	20.9%	20.9%	13.3%
Consumer & Other	55,157	55,660	57,039	58,213	61,156	(5,999)
% of Total	6.7%	6.6%	6.7%	6.9%	7.0%	-9.8%
Total Loans	$822,714	$846,548	$850,513	$848,176	$872,723	$(50,009)
Total Growth Percentage						-5.7%

Deposit Balances
($ in thousands, except ratios)	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Annual Growth
Non-Int DDA	$247,044	$258,857	$240,572	$273,026	$251,649	$(4,605)
% of Total	22.2%	23.3%	22.0%	24.4%	24.0%	-1.8%
Interest DDA	195,464	189,130	187,023	191,593	176,785	18,679
% of Total	17.6%	17.0%	17.1%	17.1%	16.9%	10.6%
Savings	237,571	246,414	235,231	218,260	174,864	62,707
% of Total	21.3%	22.2%	21.6%	19.5%	16.7%	35.9%
Money Market	276,462	258,741	255,512	249,088	216,164	60,298
% of Total	24.8%	23.3%	23.4%	22.2%	20.6%	27.9%
Time Deposits	156,504	158,518	172,696	188,229	229,549	(73,045)
% of Total	14.1%	14.3%	15.8%	16.8%	21.9%	-31.8%
Total Deposits	$1,113,045	$1,111,660	$1,091,034	$1,120,196	$1,049,011	$64,034
Total Growth Percentage						6.1%

Asset Quality

SB Financial reported nonperforming assets of $6.5 million as of December 31, 2021, which was down $778,000 or 10.7 percent year over year. The Company recorded $7,000 in net recoveries in the quarter, and total net recoveries of $181,000 for the year. Our loan loss reserve of $13.8 million is up $1.2 million or 9.8 percent year over year and represents 1.68 percent of total loans.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Change
Commercial & Agriculture	$143	$144	$375	$615	$902	$(759)
% of Total Com./Ag. loans	0.08%	0.07%	0.19%	0.27%	0.35%	-84.1%
Commercial RE	554	566	1,026	2,402	2,412	(1,858)
% of Total CRE loans	0.14%	0.15%	0.26%	0.62%	0.65%	-77.0%
Residential RE	2,433	2,056	1,751	2,138	2,704	(271)
% of Total Res. RE loans	1.23%	0.99%	0.86%	1.21%	1.49%	-10.0%
Consumer & Other	522	422	463	480	408	114
% of Total Con./Oth. loans	0.95%	0.76%	0.81%	0.82%	0.67%	27.9%
Total Nonaccruing Loans	3,652	3,188	3,615	5,635	6,426	(2,774)
% of Total loans	0.44%	0.38%	0.43%	0.66%	0.74%	-43.2%
Accruing Restructured Loans	725	805	758	794	810	(85)
Total Change (%)						-10.5%
Total Nonaccruing & Restructured Loans	4,377	3,993	4,373	6,429	7,236	(2,859)
% of Total loans	0.53%	0.47%	0.51%	0.76%	0.83%	-39.5%
Foreclosed Assets	2,104	1,601	1,603	43	23	2,081
Total Change (%)						9047.8%
Total Nonperforming Assets	$6,481	$5,594	$5,976	$6,472	$7,259	$(778)
% of Total assets	0.49%	0.42%	0.46%	0.49%	0.58%	-10.7%

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 28, 2022, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In May 2021, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers as revealed in EPS increases for 10 consecutive years. The honor roll review determined that just 16 banks in the U.S., including SB Financial, or 4 percent of the nearly 400 banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in thousands)	2021	2021	2021	2021	2020

ASSETS
Cash and due from banks	$149,511	$138,015	$154,993	$206,036	$140,690
Interest bearing time deposits	2,643	2,651	2,906	3,562	5,823
Available-for-sale securities	263,259	248,815	211,756	177,918	149,406
Loans held for sale	7,472	10,335	8,731	8,689	7,234
Loans, net of unearned income	822,714	846,548	850,513	848,176	872,723
Allowance for loan losses	(13,805)	(13,812)	(13,306)	(13,326)	(12,574)
Premises and equipment, net	23,212	23,874	24,343	23,233	23,557
Federal Reserve and FHLB Stock, at cost	5,303	5,303	5,303	5,303	5,303
Foreclosed assets held for sale, net	2,104	1,601	1,603	43	23
Interest receivable	2,920	2,954	3,000	3,371	3,799
Goodwill	23,191	22,091	22,091	22,091	22,091
Cash value of life insurance	17,867	17,795	17,721	17,651	17,530
Mortgage servicing rights	12,034	11,194	10,678	10,490	7,759
Other assets	12,430	12,361	12,175	12,630	14,475

Total assets	$1,330,855	$1,329,725	$1,312,507	$1,325,867	$1,257,839

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$247,044	$258,857	$240,572	$273,026	$251,649
Interest bearing demand	195,464	189,130	187,023	191,593	176,785
Savings	237,571	246,414	235,231	218,260	174,864
Money market	276,462	258,741	255,512	249,088	216,164
Time deposits	156,504	158,518	172,696	188,229	229,549

Total deposits	1,113,045	1,111,660	1,091,034	1,120,196	1,049,011

Short-term borrowings	15,320	20,771	25,096	24,321	20,189
Federal Home Loan Bank advances	5,500	5,500	5,500	8,000	8,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,546	19,534	19,522	-	-
Interest payable	299	576	417	489	616
Other liabilities	21,906	17,082	16,611	18,585	26,790

Total liabilities	1,185,926	1,185,433	1,168,490	1,181,901	1,114,916

Shareholders' Equity
Common stock	54,463	54,463	54,463	54,463	54,463
Additional paid-in capital	14,944	14,875	14,906	14,755	14,845
Retained earnings	99,716	97,183	93,851	90,883	84,578
Accumulated other comprehensive income (loss)	(1,845)	(699)	499	(457)	2,210
Treasury stock	(22,349)	(21,530)	(19,702)	(15,678)	(13,173)

Total shareholders' equity	144,929	144,292	144,017	143,966	142,923

Total liabilities and shareholders' equity	$1,330,855	$1,329,725	$1,312,507	$1,325,867	$1,257,839

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
	2021	2021	2021	2021	2020	2021	2020
Interest income
Loans
Taxable	$8,889	$9,948	$9,196	$9,926	$9,816	$37,959	$39,735
Tax exempt	59	52	47	48	54	206	239
Securities
Taxable	969	939	835	643	632	3,386	2,328
Tax exempt	86	94	85	88	87	353	333
Total interest income	10,003	11,033	10,163	10,705	10,589	41,904	42,635

Interest expense
Deposits	640	709	818	962	1,218	3,129	6,070
Repurchase agreements & other	7	12	12	11	10	42	70
Federal Home Loan Bank advances	41	40	51	56	58	188	309
Trust preferred securities	49	49	50	51	52	199	256
Subordinated debt	188	199	75	-	-	462	-
Total interest expense	925	1,009	1,006	1,080	1,338	4,020	6,705

Net interest income	9,078	10,024	9,157	9,625	9,251	37,884	35,930

Provision for loan losses	-	300	-	750	800	1,050	4,500

Net interest income after provisionfor loan losses	9,078	9,724	9,157	8,875	8,451	36,834	31,430

Noninterest income
Wealth management fees	988	959	955	912	863	3,814	3,245
Customer service fees	827	812	820	758	728	3,217	2,807
Gain on sale of mtg. loans & OMSR	3,194	3,947	4,255	5,859	7,197	17,255	25,350
Mortgage loan servicing fees, net	624	155	(217)	2,378	(1,037)	2,940	(5,138)
Gain on sale of non-mortgage loans	44	52	45	17	123	158	453
Title insurance revenue	528	508	532	521	522	2,089	1,913
Gain (loss) on sale of assets	1	1	2	(2)	181	2	3
Other	383	215	145	479	325	1,222	1,463
Total noninterest income	6,589	6,649	6,537	10,922	8,902	30,697	30,096

Noninterest expense
Salaries and employee benefits	6,648	6,689	6,881	6,620	6,556	26,838	25,397
Net occupancy expense	846	714	748	740	782	3,048	2,891
Equipment expense	899	872	778	732	818	3,281	3,186
Data processing fees	721	671	653	534	633	2,579	3,055
Professional fees	872	817	574	764	631	3,027	3,307
Marketing expense	228	201	220	135	172	784	658
Telephone and communication expense	148	140	139	154	156	581	535
Postage and delivery expense	106	100	97	111	108	414	415
State, local and other taxes	288	286	278	323	299	1,175	1,146
Employee expense	163	186	161	153	103	663	535
Other expenses	648	580	547	643	426	2,418	1,962
Total noninterest expense	11,567	11,256	11,076	10,909	10,684	44,808	43,087

Income before income tax expense	4,100	5,117	4,618	8,888	6,669	22,723	18,439

Income tax expense	768	1,014	857	1,807	1,311	4,446	3,495

Net income	$3,332	$4,103	$3,761	$7,081	$5,358	$18,277	$14,944

Common share data:
Basic earnings per common share	$0.49	$0.59	$0.53	$0.97	$0.71	$2.58	$1.96

Diluted earnings per common share	$0.49	$0.58	$0.52	$0.97	$0.71	$2.56	$1.96

Average shares outstanding (in thousands):
Basic:	6,906	6,966	7,148	7,317	7,470	7,083	7,614
Diluted:	6,970	7,017	7,200	7,335	7,487	7,130	7,635

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
SUMMARY OF	December	September	June	March	December	December	December
OPERATIONS	2021	2021	2021	2021	2020	2021	2020

Net interest income	$9,078	$10,024	$9,157	$9,625	$9,251	$37,884	$35,930
Tax-equivalent adjustment	39	39	35	36	37	149	152
Tax-equivalent net interest income	9,117	10,063	9,192	9,661	9,288	38,033	36,082
Provision for loan loss	-	300	-	750	800	1,050	4,500
Noninterest income	6,589	6,649	6,537	10,922	8,902	30,697	30,096
Total operating revenue	15,667	16,673	15,694	20,547	18,153	68,581	66,026
Noninterest expense	11,567	11,256	11,076	10,909	10,684	44,808	43,087
Pre-tax pre-provision income	4,100	5,417	4,618	9,638	7,469	23,773	22,939
Pretax income	4,100	5,117	4,618	8,888	6,669	22,723	18,439
Net income	3,332	4,103	3,761	7,081	5,358	18,277	14,944

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.49	0.59	0.53	0.97	0.71	2.58	1.96
Diluted earnings per share	0.49	0.58	0.52	0.97	0.71	2.56	1.96
Common dividends	0.115	0.110	0.110	0.105	0.105	0.440	0.400
Book value per common share	21.05	20.83	20.50	19.88	19.39	21.05	19.39
Tangible book value per common share (TBV)	17.60	17.55	17.27	16.74	16.30	17.60	16.30
Market price per common share	19.67	18.18	18.50	18.26	18.28	19.67	18.28
Market price to TBV	111.8%	103.6%	107.2%	109.1%	112.1%	111.8%	112.1%
Market price to trailing 12 month EPS	7.7	6.7	6.5	6.4	9.3	7.7	9.3

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.99%	1.23%	1.13%	2.21%	1.73%	1.38%	1.29%
Pre-tax pre-provision ROAA	1.22%	1.63%	1.39%	3.01%	2.41%	1.91%	2.14%
Return on average equity	9.21%	11.35%	10.42%	19.78%	15.05%	12.67%	10.74%
Return on average tangible equity	10.92%	13.47%	12.37%	23.52%	17.91%	15.04%	12.59%
Efficiency ratio	73.72%	67.40%	70.46%	53.01%	58.76%	65.23%	65.25%
Earning asset yield	3.17%	3.25%	3.56%	3.66%	3.66%	3.37%	3.98%
Cost of interest bearing liabilities	0.40%	0.44%	0.44%	0.50%	0.64%	0.45%	0.85%
Net interest margin	2.87%	3.20%	2.93%	3.20%	3.20%	3.05%	3.35%
Tax equivalent effect	0.02%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Net interest margin, tax equivalent	2.89%	3.21%	2.94%	3.21%	3.21%	3.06%	3.36%
Non interest income/Average assets	1.96%	1.99%	1.97%	3.41%	2.87%	2.32%	2.59%
Non interest expense/Average assets	3.45%	3.38%	3.33%	3.40%	3.45%	3.39%	3.71%
Net noninterest expense/Average assets	-1.48%	-1.38%	-1.37%	0.00%	-0.58%	-1.07%	-1.12%

ASSET QUALITY RATIOS:
Gross charge-offs	34	24	26	52	57	136	743
Recoveries	27	230	6	54	39	317	62
Net charge-offs	7	(206)	20	(2)	18	(181)	681
Nonaccruing loans/Total loans	0.44%	0.38%	0.43%	0.66%	0.74%	0.44%	0.74%
Nonperforming loans/Total loans	0.53%	0.47%	0.51%	0.76%	0.83%	0.53%	0.83%
Nonperforming assets/Loans & OREO	0.79%	0.66%	0.70%	0.76%	0.83%	0.79%	0.83%
Nonperforming assets/Total assets	0.49%	0.42%	0.46%	0.49%	0.58%	0.49%	0.58%
Allowance for loan loss/Nonperforming loans	315.40%	345.91%	304.28%	207.28%	173.77%	315.40%	173.77%
Allowance for loan loss/Total loans	1.68%	1.63%	1.56%	1.57%	1.44%	1.68%	1.44%
Net loan charge-offs/Average loans (ann.)	0.00%	(0.10)%	0.01%	(0.00)%	0.01%	(0.02)%	0.08%
Loan loss provision/Net charge-offs	0.00%	(145.63)%	0.00%	(37500.00)%	4444.44%	(580.11)%	660.79%

CAPITAL & LIQUIDITY RATIOS:
Loans/Deposits	73.92%	76.15%	77.95%	75.72%	83.19%	73.92%	83.19%
Equity/Assets	10.89%	10.85%	10.97%	10.86%	11.36%	10.89%	11.36%
Tangible equity/Tangible assets	9.27%	9.30%	9.41%	9.30%	9.73%	9.27%	9.73%
Common equity tier 1 ratio (Bank)	13.94%	13.23%	13.11%	13.08%	12.91%	13.94%	12.91%

END OF PERIOD BALANCES
Total assets	1,330,855	1,329,725	1,312,507	1,325,867	1,257,839	1,330,855	1,257,839
Total loans	822,714	846,548	850,513	848,176	872,723	822,714	872,723
Deposits	1,113,045	1,111,660	1,091,034	1,120,196	1,049,011	1,113,045	1,049,011
Stockholders equity	144,929	144,292	144,017	143,966	142,923	144,929	142,923
Goodwill and intangibles	23,774	22,692	22,710	22,728	22,745	23,774	22,745
Tangible equity	121,155	121,600	121,307	121,238	120,178	121,155	120,178
Mortgage servicing portfolio	1,362,962	1,341,439	1,323,804	1,304,097	1,299,698	1,362,962	1,299,698
Wealth/Brokerage assets under care	618,279	588,319	600,904	576,503	558,409	618,279	558,409
Total assets under care	3,312,096	3,259,483	3,237,215	3,206,467	3,115,946	3,312,096	3,115,946
Full-time equivalent employees	269	264	256	246	244	269	244
Period end common shares outstanding	6,884	6,927	7,026	7,242	7,372	6,884	7,372
Market capitalization (all)	135,415	125,935	129,984	132,239	134,760	135,415	134,760

AVERAGE BALANCES
Total assets	1,342,202	1,333,369	1,329,348	1,281,635	1,238,790	1,322,253	1,161,396
Total earning assets	1,263,431	1,253,722	1,251,213	1,203,284	1,156,718	1,243,093	1,072,443
Total loans	845,078	856,486	853,794	862,898	893,244	854,521	880,338
Deposits	1,123,843	1,109,491	1,115,186	1,073,641	1,031,649	1,106,122	951,226
Stockholders equity	144,749	144,565	144,315	143,167	142,418	144,223	139,197
Goodwill and intangibles	22,701	22,701	22,718	22,736	22,754	22,718	20,491
Tangible equity	122,048	121,864	121,597	120,431	119,664	121,505	118,706
Average basic shares outstanding	6,906	6,966	7,148	7,317	7,470	7,083	7,614
Average diluted shares outstanding	6,970	7,017	7,200	7,335	7,487	7,130	7,635

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Twelve Months Ended December 31, 2021 and 2020

($ in thousands)	Three Months Ended Dec. 31, 2021			Three Months Ended Dec. 31, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$410,489	$969	0.94%	$256,068	$632	0.99%
Nontaxable securities	7,864	86	4.37%	7,406	87	4.70%
Loans, net	845,078	8,948	4.24%	893,244	9,870	4.42%

Total earning assets	1,263,431	10,003	3.17%	1,156,718	10,589	3.66%

Cash and due from banks	6,489			7,463
Allowance for loan losses	(13,795)			(12,045)
Premises and equipment	25,505			23,841
Other assets	60,572			62,813

Total assets	$1,342,202			$1,238,790

Liabilities
Savings, MMDA and interest bearing demand	$704,534	$400	0.23%	$552,018	$841	0.61%
Time deposits	157,888	240	0.61%	238,284	377	0.63%
Repurchase agreements & other	18,910	7	0.15%	21,610	10	0.19%
Advances from Federal Home Loan Bank	5,500	41	2.98%	8,000	58	2.90%
Trust preferred securities	10,310	49	1.90%	10,310	52	2.02%
Subordinated debt	19,539	188	3.85%	-	-	0.00%

Total interest bearing liabilities	916,681	925	0.40%	830,222	1,338	0.64%

Non interest bearing demand	261,421	-		241,347	-

Total funding	1,178,102		0.31%	1,071,569		0.50%

Other liabilities	19,351			24,803

Total liabilities	1,197,453			1,096,372

Equity	144,749			142,418

Total liabilities and equity	$1,342,202			$1,238,790

Net interest income		$9,078			$9,251

Net interest income as a percent of average interest-earning assets - GAAP measure			2.87%			3.20%

Net interest income as a percent of average interest-earning assets - non GAAP			2.89%			3.21%
- Computed on a fully tax equivalent (FTE) basis

	Twelve Months Ended Dec. 31, 2021			Twelve Months Ended Dec. 31, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$380,770	$3,386	0.89%	$185,480	$2,328	1.26%
Nontaxable securities	7,802	353	4.52%	6,625	333	5.03%
Loans, net	854,521	38,165	4.47%	880,338	39,974	4.54%

Total earning assets	1,243,093	41,904	3.37%	1,072,443	42,635	3.98%

Cash and due from banks	7,290			14,553
Allowance for loan losses	(13,422)			(10,165)
Premises and equipment	24,710			23,776
Other assets	60,582			60,789

Total assets	$1,322,253			$1,161,396

Liabilities
Savings, MMDA and interest bearing demand	$672,296	$1,813	0.27%	$492,267	$3,152	0.64%
Time deposits	177,918	1,316	0.74%	247,955	2,918	1.18%
Repurchase agreements & Other	22,821	42	0.18%	22,832	70	0.31%
Advances from Federal Home Loan Bank	6,507	188	2.89%	14,186	309	2.18%
Trust preferred securities	10,310	199	1.93%	10,310	256	2.48%
Subordinated debt	12,057	462	3.83%	-	-	0.00%

Total interest bearing liabilities	901,909	4,020	0.45%	787,550	6,705	0.85%

Non interest bearing demand	255,908		0.35%	211,004		0.67%

Total funding	1,157,817			998,554

Other liabilities	20,213			23,645

Total liabilities	1,178,030			1,022,199

Equity	144,223			139,197

Total liabilities and equity	$1,322,253			$1,161,396

Net interest income		$37,884			$35,930

Net interest income as a percent of average interest-earning assets - GAAP measure			3.05%			3.35%

Net interest income as a percent of average interest-earning assets - non GAAP			3.06%			3.36%
- Computed on a fully tax equivalent (FTE) basis

	Three Months Ended		Twelve Months Ended
Non-GAAP reconciliation ($ in thousands, except per share & ratios)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020

Total Operating Revenue	$15,667	$18,153	$68,581	$66,026
Adjustment to (deduct)/add OMSR recapture/impairment*	(581)	611	(3,436)	3,585

Adjusted Total Operating Revenue	15,086	18,764	65,145	69,611

Total Operating Expense	$11,567	$10,684	$44,808	$43,087
Adjustment for merger expenses**	-	-	-	(1,241)

Adjusted Total Operating Expense	11,567	10,684	44,808	41,846

Income before Income Taxes	4,100	6,669	22,723	18,439
Adjustment for OMSR & merger expenses	(581)	611	(3,436)	4,826

Adjusted Income before Income Taxes	3,519	7,280	19,287	23,265

Provision for Income Taxes	768	1,311	4,446	3,495
Adjustment for OMSR & merger expenses***	(122)	128	(722)	1,013

Adjusted Provision for Income Taxes	646	1,439	3,724	4,509

Net Income	3,332	5,358	18,277	14,944
Adjustment for OMSR & merger expenses	(459)	483	(2,714)	3,813

Adjusted Net Income	2,873	5,841	15,563	18,757

Diluted Earnings per Share	0.49	0.71	2.56	1.96
Adjustment for OMSR & merger expenses	(0.07)	0.06	(0.38)	0.48

Adjusted Diluted Earnings per Share	$0.42	$0.77	$2.18	$2.44

Return on Average Assets	0.99%	1.73%	1.38%	1.29%
Adjustment for OMSR & merger expenses	-0.14%	0.16%	-0.21%	0.33%

Adjusted Return on Average Assets	0.86%	1.89%	1.18%	1.62%

*	valuation adjustment to the Company's mortgage servicing rights

**	transaction costs related to the Edon acquisition

***	tax effect is calculated using a 21% statutory federal corporate income tax rate